Execution Version #94716785v22 $880,000,000 364-DAY TERM LOAN CREDIT AGREEMENT dated as of August 6, 2021 among EXELON GENERATION COMPANY, LLC, as Borrower, VARIOUS FINANCIAL INSTITUTIONS, as Lenders, and BARCLAYS BANK PLC, as Administrative Agent and Sole Lead Arranger and Bookrunner

-i- #94716785v22 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND INTERPRETATION Section 1.01 Certain Defined Terms ...................................................................................... 1 Section 1.02 Other Interpretive Provisions .......................................................................... 24 Section 1.03 Accounting Principles ..................................................................................... 25 Section 1.04 Divisions ......................................................................................................... 27 Section 1.05 Interest Rates; LIBOR Notification ................................................................ 25 ARTICLE II AMOUNTS AND TERMS OF THE COMMITMENTS Section 2.01 Commitments .................................................................................................. 27 Section 2.02 Procedures for Advances; Limitations on Borrowings ................................... 27 Section 2.03 Fees ................................................................................................................. 28 Section 2.04 Termination of Commitments ......................................................................... 28 Section 2.05 Repayment of Advances ................................................................................. 28 Section 2.06 Interest on Advances ....................................................................................... 28 Section 2.07 Alternate Rate of Interest ................................................................................ 29 Section 2.08 [Reserved] ....................................................................................................... 31 Section 2.09 Continuation and Conversion of Advances .................................................... 31 Section 2.10 Prepayments .................................................................................................... 32 Section 2.11 Increased Costs ............................................................................................... 32 Section 2.12 Illegality .......................................................................................................... 33 Section 2.13 Payments and Computations ........................................................................... 34 Section 2.14 Taxes ............................................................................................................... 35 Section 2.15 Sharing of Payments, Etc ................................................................................ 39 Section 2.16 Defaulting Lenders.......................................................................................... 40 ARTICLE III CONDITIONS PRECEDENT Section 3.01 Conditions Precedent to Effectiveness............................................................ 40 ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.01 Representations and Warranties of the Borrower ........................................... 41

TABLE OF CONTENTS (continued) Page -ii- #94716785v22 ARTICLE V COVENANTS OF THE BORROWER Section 5.01 Affirmative Covenants .................................................................................... 43 Section 5.02 Negative Covenants ........................................................................................ 48 ARTICLE VI EVENTS OF DEFAULT Section 6.01 Events of Default ............................................................................................ 51 ARTICLE VII THE ADMINISTRATIVE AGENT Section 7.01 Authorization and Action ................................................................................ 53 Section 7.02 Administrative Agent’s Reliance, Etc............................................................. 54 Section 7.03 Administrative Agent and Affiliates ............................................................... 54 Section 7.04 Lender Credit Decision ................................................................................... 54 Section 7.05 Indemnification ............................................................................................... 55 Section 7.06 Successor Administrative Agent ..................................................................... 55 Section 7.07 Arranger .......................................................................................................... 55 Section 7.08 Acknowledgements of Lenders....................................................................... 55 Section 7.09 Certain ERISA Matters ................................................................................... 57 ARTICLE VIII MISCELLANEOUS Section 8.01 Amendments, Etc ............................................................................................ 59 Section 8.02 Notices, Etc ..................................................................................................... 59 Section 8.03 No Waiver; Remedies ..................................................................................... 60 Section 8.04 Costs and Expenses; Indemnification ............................................................. 60 Section 8.05 Right of Set-off ............................................................................................... 61 Section 8.06 Binding Effect ................................................................................................. 61 Section 8.07 Assignments and Participations ...................................................................... 61 Section 8.08 Governing Law ............................................................................................... 66 Section 8.09 Consent to Jurisdiction; Certain Waivers ....................................................... 66 Section 8.10 Waiver of Jury Trial ........................................................................................ 66 Section 8.11 Execution in Counterparts; Integration ........................................................... 67 Section 8.12 USA PATRIOT ACT NOTIFICATION ........................................................ 68 Section 8.13 No Advisory or Fiduciary Responsibility ....................................................... 68

TABLE OF CONTENTS (continued) Page -iii- #94716785v22 Section 8.14 [Reserved] ....................................................................................................... 69 Section 8.15 Acknowledgement and Consent to Bail-In of Affected Financial Institutions....................................................................................................... 69 Section 8.16 Confidentiality ................................................................................................ 69 Section 8.17 Material Non-Public Information ................................................................... 70 Section 8.18 Interest Rate Limitation .................................................................................. 71 Section 8.19 Severability ..................................................................................................... 71 Section 8.20 Headings ......................................................................................................... 71 Section 8.21 Survival ........................................................................................................... 71 Section 8.22 Acknowledgement Regarding Any Supported QFCs ..................................... 71 SCHEDULE I COMMITMENTS EXHIBIT A FORM OF ASSIGNMENT AND ASSUMPTION EXHIBIT B FORM OF NOTICE OF BORROWING EXHIBIT C [RESERVED] EXHIBIT D FORM OF ANNUAL AND QUARTERLY COMPLIANCE CERTIFICATE EXHIBIT E FORMS OF U.S. TAX COMPLIANCE CERTIFICATE EXHIBIT F FORM OF NOTICE OF CONTINUATION OR CONVERSION

#94716785v22 364-DAY TERM LOAN CREDIT AGREEMENT THIS 364-DAY TERM LOAN CREDIT AGREEMENT dated as of August 6, 2021 is among EXELON GENERATION COMPANY, LLC, a Pennsylvania limited liability company, the banks and other financial institutions or entities listed on the signature pages hereof, and BARCLAYS BANK PLC, as Administrative Agent. The parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I DEFINITIONS AND INTERPRETATION SECTION 1.01 Certain Defined Terms. As used in this Agreement, each of the following terms shall have the meaning set forth below (each such meaning to be equally applicable to both the singular and plural forms of the term defined): “ABR”, when used in reference to any Advance or Borrowing, refers to whether such Advance, or the Advances comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate. “Adjusted Funds From Operations” means, for any period, Net Cash Flows From Operating Activities for such period plus Interest Expense for such period minus the portion (but not less than zero) of Net Cash Flows From Operating Activities for such period attributable to any consolidated Subsidiary that has no Debt other than Nonrecourse Indebtedness. “Adjusted LIBO Rate” means, with respect to any Term Benchmark Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if any Adjusted LIBO Rate shall be less than 0.00%, such rate shall be deemed to be 0.00% for the purposes of this Agreement. “Administrative Agent” means Barclays Bank PLC in its capacity as administrative agent for the Lenders pursuant to Article VII, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Section 7.06. “Administrative Questionnaire” means an administrative questionnaire, substantially in the form supplied by the Administrative Agent, completed by a Lender and furnished to the Administrative Agent in connection with this Agreement. “Advance” means an advance by a Lender to the Borrower hereunder. An Advance may be a Base Rate Advance or a Term Benchmark Advance, each of which shall be a “Type” of Advance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

-2- #94716785v22 “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. “Aggregate Commitment Amount” means the total of the Commitment Amounts of all Lenders as in effect from time to time. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the LIBO Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBO Rate, respectively; provided that if any Alternate Base Rate shall be less than 0.00%, such rate shall be deemed to be 0.00% for the purposes of this Agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Affiliates from time to time concerning or relating to money-laundering, bribery or corruption. “Applicable Lending Office” means, with respect to each Lender, such Lender’s Domestic Lending Office in the case of a Base Rate Advance and such Lender’s Term Benchmark Lending Office in the case of a Term Benchmark Advance. “Applicable Margin” means (i) prior to March 31, 2022, (x) 0.875% with respect to Term Benchmark Advances and (y) 0.00% with respect to Base Rate Advances to Borrower and (ii) on or after March 31, 2022, (x) 1.00% with respect to Term Benchmark Advances and (y) 0.00% with respect to Base Rate Advances to Borrower. “Approved Fund” has the meaning set forth in Section 8.07(a). “Arranger” means Barclays Bank PLC, in its capacity as the sole lead arranger and bookrunner. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (f) of Section 2.07.

-3- #94716785v22 “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest in, or the acquisition of any ownership interest in or the exercise of control over, such Person or its parent company by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Base Rate Advance” means an Advance that bears interest as provided in Section 2.06(a). “Benchmark” means, initially, with respect to any Term Benchmark Advance, the Relevant Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) or clause (c) of Section 2.07. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of an Other Benchmark Rate Election, “Benchmark Replacement” shall mean the alternative set forth in (3) below: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;

-4- #94716785v22 (3) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in Dollars at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, in the case of clause (3), when such clause is used to determine the Benchmark Replacement in connection with the occurrence of an Other Benchmark Rate Election, the alternate benchmark rate selected by the Administrative Agent and the Borrower shall be the term benchmark rate that is used in lieu of a LIBOR-based rate in the relevant other Dollar-denominated syndicated credit facilities; provided further that, notwithstanding anything to the contrary in this Agreement, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and any documents executed in connection herewith. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

-5- #94716785v22 (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in Dollars at such time; provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and any agreements executed in connection therewith). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; (3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 2.07(c); or

-6- #94716785v22 (4) in the case of an Early Opt-in Election or an Other Benchmark Rate Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, written notice of objection to such Early Opt-in Election or Other Benchmark Rate Election, as applicable, from Lenders comprising the Majority Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

-7- #94716785v22 For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then- current Benchmark for all purposes hereunder in accordance with Section 2.07 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder in accordance with Section 2.07. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” means Exelon Generation Company, LLC or any Eligible Successor thereof. “Borrowing” means a group of Advances of the same Type made, continued or converted on the same day by the Lenders ratably according to their Pro Rata Shares and, in the case of a Borrowing of Term Benchmark Advances, having the same Interest Period. “Business Day” means a day on which banks are not required or authorized to close in Philadelphia, Pennsylvania, Chicago, Illinois or New York, New York, and, if the applicable Business Day relates to any Term Benchmark Advance, on which dealings are carried on in the London interbank market. “Change in Control” means that (i) at any time that Exelon owns (directly or indirectly) less than a majority of the membership interests or capital stock (as applicable) of the Borrower, any person, entity or group (within the meaning of Rule 13d-5 under the Exchange Act), excluding Exelon, shall beneficially own, directly or indirectly, 30% or more of the membership interests or capital stock (as applicable) of the Borrower having ordinary voting power; or (ii) at any time after the Borrower has a Board of Directors or similar governing body (a “Board”), Continuing Directors shall fail to constitute a majority of the Board of the Borrower; provided that, for purposes of this definition, the planned separation of the Borrower from Exelon as approved by Exelon’s Board of Directors on February 21, 2021 (the “Separation Transaction”) shall not constitute a Change in Control. For purposes of the foregoing, “Continuing Director” means an individual who (x) is elected or appointed to be a member of the Board of the Borrower by Exelon

-8- #94716785v22 or an affiliate of Exelon at a time when Exelon owns (directly or indirectly) a majority of the membership interests or capital stock (as applicable) of the Borrower or (y) is nominated to be a member of such Board by a majority of the Continuing Directors then in office. “Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the date of this Agreement, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.11(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, rule, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Code” means the Internal Revenue Code of 1986, as amended. “ComEd” means Commonwealth Edison Company, an Illinois corporation, or any successor thereof. “ComEd Entity” means ComEd and each of its Subsidiaries. “Commitment” means, with respect to each Lender, the commitment of such Lender to make an Advance, expressed as an amount representing the maximum principal amount of the Advance to be made by such Lender. The initial amount of each Lender’s Commitment is set forth on Schedule I attached hereto. “Commitment Amount” means, for any Lender after the initial Advance on the Effective Date, the aggregate principal amount of all outstanding Advances for such Lender. “Commodity Trading Obligations” means the obligations of the Borrower under (i) any commodity swap agreement, commodity future agreement, commodity option agreement, commodity cap agreement, commodity floor agreement, commodity collar agreement, commodity hedge agreement, commodity forward contract or derivative transaction and any put, call or other agreement, arrangement or transaction, including natural gas, power, electric energy, emissions forward contracts, renewable energy credits, or any combination of any such arrangements, agreements and/or transactions, employed in the ordinary course of the Borrower’s business, including the Borrower’s energy marketing, trading and asset optimization business, or (ii) any commodity swap agreement, commodity future agreement, commodity option agreement, commodity cap agreement, commodity floor agreement, commodity collar agreement, commodity hedge agreement, commodity forward contract or derivative transaction and any put, call or other agreement or arrangement, or combination thereof (including an agreement or arrangement to hedge foreign exchange risks) in respect of commodities entered into by the Borrower pursuant to asset optimization and risk management policies and procedures adopted pursuant to authority

-9- #94716785v22 delegated by the Board of Directors of the Borrower. The term “commodities” shall include electric energy and/or capacity, transmission rights, coal, petroleum, natural gas liquids, natural gas, fuel transportation rights, emissions allowances, weather derivatives and related products and by-products and ancillary services. “Communication” shall have the meaning specified in Section 5.01(b). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Constellation” means Constellation Energy Group, Inc. “Constellation Nuclear” means Constellation Energy Nuclear Group, LLC, a Maryland limited liability company. “Constellation Nuclear Entity” means Constellation Nuclear, LLC, CE Nuclear, LLC and Constellation Nuclear and its Subsidiaries. “Controlled Group” means each person (as defined in Section 3(9) of ERISA) that, together with the Borrower, would be deemed to be a “single employer” within the meaning of Section 414(b) or 414(c) of the Code. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to it in Section 8.23. “Credit Extension” means the making of an Advance hereunder. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

-10- #94716785v22 “Debt” means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (iv) obligations as lessee under leases that shall have been or are required to be, in accordance with GAAP, recorded as capital leases or finance leases, (v) obligations (contingent or otherwise) under reimbursement or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of documentary letters of credit opened to provide for the payment of goods or services purchased in the ordinary course of business) and (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above. “Debt Issuance” means the incurrence of Debt by the Borrower (excluding (i) intercompany debt among the Borrower and any Affiliate, (ii) credit extensions under the Existing Credit Facility as in effect as of the date hereof (including the renewal, replacement or refinancing thereof; provided that the aggregate commitments thereunder do not exceed the aggregate commitments in respect of the Existing Credit Facility as of the date hereof), (iii) any renewal, replacement or refinancing of that certain Credit Agreement dated as of March 31, 2020 among the Borrower, the lenders party thereto and Sumitomo Mitsui Banking Corporation, and that certain 364-Day Term Loan Agreement dated as of March 19, 2020 between the Borrower and Wells Fargo Bank, National Association (collectively, the “Existing Term Loan Credit Agreements”); provided that, in each case, the aggregate loans thereunder do not exceed the aggregate loans in respect of the applicable Existing Term Loan Credit Agreement as of the date hereof, (iv) up to $1,000,000,000 in new term loan facilities, (v) commercial paper issuances, (vi) ordinary course letter of credit facilities, overdraft protection and short term working capital facilities, ordinary course foreign credit facilities (including the renewal, replacement or refinancing thereof), capital leases, hedging and cash management, (vii) financing secured by accounts receivable or related contracts pursuant to that certain Receivables Purchase Agreement dated as of April 8, 2020 among NewEnergy Receivables LLC, Constellation NewEnergy, Inc., MUFG Bank, Ltd. as agent and the conduits, financial institutions and purchaser agents party thereto, and (viii) purchase money and equipment financings and similar obligations (collectively, “Excluded Debt”)). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Advances within three Business Days after the date required to be funded by it hereunder, unless the subject of a good faith dispute of which such Lender has notified the Administrative Agent, (b) notified the Borrower, the Administrative Agent or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default on the part of the Borrower, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) failed, within three Business Days after

-11- #94716785v22 written request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Advances; provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Administrative Agent, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days after the date when due, unless the subject of a good faith dispute of which such Lender has notified the Administrative Agent, or (e) has become the subject of a (1) Bankruptcy Event or (2) Bail-In Action, unless, in the case of any Lender referred to in clause (e)(1), the Borrower and the Administrative Agent shall determine in their sole and absolute discretion that such Lender intends and has all approvals to continue to perform its obligations as a Lender hereunder in accordance with all of the terms of this Agreement. “Dollars” or “$” refers to lawful money of the United States of America. “Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” in its Administrative Questionnaire or in the Assignment and Assumption pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent. “Early Opt-in Election” means, if the then current Benchmark with respect to Dollars is LIBO Rate, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

-12- #94716785v22 “Effective Date” means the date on which all conditions precedent set forth in Section 3.01 have been satisfied. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any Lender and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system. “Eligible Assignee” means (i) a commercial bank organized under the laws of the United States, or any State thereof; (ii) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its “General Arrangements to Borrow”, or a political subdivision of any such country, provided that such bank is acting through a branch or agency located in the United States; (iii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership or other entity) engaged generally in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business; (iv) the central bank of any country that is a member of the OECD; (v) any Lender; or (vi) any Affiliate (excluding any individual) of a Lender; provided that, unless otherwise agreed by the Borrower and the Administrative Agent in their sole discretion, (A) any Person described in clause (i), (ii) or (iii) above shall also (x) have outstanding unsecured long-term debt that is rated BBB- or better by S&P and Baa3 or better by Moody’s (or an equivalent rating by another nationally recognized credit rating agency of similar standing if either such corporation is no longer in the business of rating unsecured indebtedness of entities engaged in such businesses) and (y) have combined capital and surplus (as established in its most recent report of condition to its primary regulator) of not less than $100,000,000 (or its equivalent in foreign currency), and (B) any Person described in clause (ii), (iii), (iv), (v) or (vi) above shall, on the date on which it is to become a Lender hereunder, be entitled to receive payments hereunder without deduction or withholding of any United States Federal income taxes (as contemplated by Section 2.14(e)). In no event shall an Eligible Assignee include an Ineligible Institution. “Eligible Successor” means a Person that (i) is a corporation, limited liability company or business trust duly incorporated or organized, validly existing and in good standing under the laws of one of the states of the United States or the District of Columbia, (ii) as a result of a contemplated acquisition, consolidation or merger, will succeed to all or substantially all of the consolidated business and assets of the Borrower or Exelon, as applicable, (iii) upon giving effect to such contemplated acquisition, consolidation or merger, will have all or substantially all of its consolidated business and assets conducted and located in the United States and (iv) in the case of the Borrower, is acceptable to the Majority Lenders as a credit matter. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership

-13- #94716785v22 interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. “Equity Issuance” means the issuance of any Equity Interests by the Borrower (excluding (i) issuances pursuant to employee stock plans and retirement plans or issued as compensation to officers and/or non-employee directors or other benefit or employee incentive arrangements and (ii) issuances of directors’ qualifying shares and/or other nominal amounts required to be held by persons other than the Borrower or its Subsidiaries under applicable law (collectively, “Excluded Equity Issuance”)); provided that, for purposes of this definition, the Separation Transaction shall not constitute an Equity Issuance. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” shall have the meaning specified in Section 6.01. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by the Borrower under Section 8.07(g)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in an Advance or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA. “Exelon” means Exelon Corporation, a Pennsylvania corporation, or any Eligible Successor thereof. “Existing Credit Agreement” means the credit facility evidenced by that certain Credit Agreement, dated as of March 23, 2011, as restated as of May 26, 2016 and as otherwise amended, restated or otherwise modified form time to time, by and among the Borrower, the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more

-14- #94716785v22 onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code. “FCA” has the meaning specified in Section 1.04. “Federal Funds Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if any Federal Funds Rate shall be less than 0.00%, such rate shall be deemed to be 0.00% for the purposes of this Agreement. “Fee and Syndication Letter” means that certain Fee and Syndication Letter dated as of August 6, 2021 among the Borrower and Barclays Bank PLC. “Fitch” means Fitch Ratings, Inc. or any successor. “Fitch Rating” means, at any time, the rating issued by Fitch and then in effect with respect to the Borrower’s senior unsecured long-term public debt securities without third-party credit enhancement (it being understood that if the Borrower does not have any outstanding debt securities of the type described above but has an indicative rating from Fitch for debt securities of such type, then such indicative rating shall be used for determining the “Fitch Rating”). “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted LIBO Rate. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “GAAP” shall have meaning specified in Section 1.03(a). “Governmental Authority” means the government of the United States of America or any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Granting Bank” shall have the meaning specified in Section 8.07(i). “Hedging Obligations” mean, with respect to any Person, the obligations of such Person under any interest rate or currency swap agreement, interest rate or currency future agreement, interest rate collar agreement, interest rate or currency hedge agreement, and any put, call or other

-15- #94716785v22 agreement or arrangement designed to protect such Person against fluctuations in interest rates or currency exchange rates. “Impacted Interest Period” has the meaning assigned to it in the definition of “LIBO Rate.” “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by the Borrower under this Agreement, and (b) Other Taxes. “Ineligible Institution” has the meaning assigned to it in Section 8.07(a). “Interest Coverage Ratio” means, for any period of four consecutive fiscal quarters of the Borrower, the ratio of Adjusted Funds From Operations for such period to Net Interest Expense for such period. “Interest Election Request” means a request by the Borrower to convert or continue Borrowing in accordance with Section 2.16. “Interest Expense” means, for any period, “interest expense” as shown on a consolidated statement of operations and comprehensive income of the Borrower for such period prepared in accordance with GAAP. “Interest Period” means, for each Term Benchmark Advance, the period commencing on the date such Term Benchmark Advance is made or is converted from a Base Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 1, 3 or 6 months, as the Borrower may select in accordance with Section 2.02 or 2.09; provided that: (i) the Borrower may not select any Interest Period that ends after the latest scheduled Termination Date; (ii) Interest Periods commencing on the same date for Advances made as part of the same Borrowing shall be of the same duration; (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, unless such extension would cause the last day of such Interest Period to occur in the next following calendar month, in which case the last day of such Interest Period shall occur on the next preceding Business Day; and (iv) if there is no day in the appropriate calendar month at the end of such Interest Period numerically corresponding to the first day of such Interest Period, then such Interest Period shall end on the last Business Day of such appropriate calendar month. “IRS” means the United States Internal Revenue Service.

-16- #94716785v22 “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Lenders” means each of the financial institutions listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 8.07. “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “LIBO Interpolated Rate” means, at any time, with respect to any Term Benchmark Borrowing denominated in Dollars and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period that is shorter than the Impacted LIBO Rate Interest Period; and (b) the LIBO Screen Rate for the shortest period that exceeds the Impacted LIBO Rate Interest Period, in each case, at such time; provided that if any LIBO Interpolated Rate shall be less than 0.00%, such rate shall be deemed to be 0.00% for the purposes of this Agreement. “LIBO Rate” means, with respect to any Term Benchmark Advance for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted LIBO Interest Period”) then the LIBO Rate shall be the LIBO Interpolated Rate. “LIBO Screen Rate” means, for any day and time, with respect to any Term Benchmark Borrowing and for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than 0.00%, such rate shall be deemed to be 0.00% for the purposes of this Agreement. “LIBOR” has the meaning assigned to such term in Section 1.04. “Lien” means any lien (statutory or other), mortgage, pledge, security interest or other charge or encumbrance, or any other type of preferential arrangement in the nature of a security interest (including the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement). “Majority Lenders” means Lenders having Pro Rata Shares of more than 50% (provided that, for purposes of this definition, neither the Borrower nor any of its Affiliates, if a Lender, shall be included in calculating the amount of any Lender’s Pro Rata Share or the amount of the

-17- #94716785v22 Commitment Amounts or Outstanding Credit Extensions, as applicable, required to constitute more than 50% of the Pro Rata Shares). “Material Adverse Change” and “Material Adverse Effect” each means, relative to any occurrence, fact or circumstances of whatsoever nature (including any determination in any litigation, arbitration or governmental investigation or proceeding), (i) any materially adverse change in, or materially adverse effect on, the financial condition, operations, assets or business of the Borrower and its consolidated Subsidiaries, taken as a whole, provided that, except as otherwise expressly provided herein, the assertion against the Borrower or any Subsidiary of liability for any obligation arising under ERISA for which the Borrower or such Subsidiary bore joint and several liability with any ComEd Entity, or the payment by the Borrower or any Subsidiary of any such obligation, shall not be considered in determining whether a Material Adverse Change or Material Adverse Effect has occurred); or (ii) any materially adverse effect on the validity or enforceability against the Borrower of this Agreement. “Moody’s” means Moody’s Investors Service, Inc. or any successor. “Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Borrower’s senior unsecured long-term public debt securities without third-party credit enhancement (it being understood that if the Borrower does not have any outstanding debt securities of the type described above but has an indicative rating from Moody’s for debt securities of such type, then such indicative rating shall be used for determining the “Moody’s Rating”). “Multiemployer Plan” means a Plan that meets the definition in Section 4001(a)(3) of ERISA. “Net Cash Flows From Operating Activities” means, for any period, “Net Cash Flows provided by Operating Activities” as shown on a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP, excluding any “Changes in assets and liabilities” (as shown on such statement of cash flows) taken into account in determining such Net Cash Flows provided by Operating Activities. “Net Cash Proceeds” means: (i) with respect to any Debt Issuance, the excess, if any, of (A) cash received by the Borrower in connection with such incurrence, issuance, offering or placement over (B) the sum of (I) payments made to retire any Indebtedness that is required to be repaid in connection with such issuance, offering or placement (other than the Advances) and (II) the underwriting discounts and commissions and other fees and expenses incurred by the Borrower in connection with such incurrence, issuance, offering or placement; and (ii) with respect to any Equity Issuance, the excess of (A) the cash received by the Borrower in connection with such issuance over (B) the underwriting discounts and commissions and other fees and expenses incurred by the Borrower in connection with such issuance. “Net Interest Expense” means, for any period, Interest Expense for such period minus interest on Nonrecourse Indebtedness.

-18- #94716785v22 “Nonrecourse Indebtedness” means any Debt that finances the acquisition, development, ownership or operation of an asset in respect of which the Person to which such Debt is owed has no recourse whatsoever to the Borrower or any of its Affiliates other than: (i) recourse to the named obligor with respect to such Debt (the “Debtor”) for amounts limited to the cash flow or net cash flow (other than historic cash flow) from the asset; (ii) recourse to the Debtor for the purpose only of enabling amounts to be claimed in respect of such Debt in an enforcement of any security interest or lien given by the Debtor over the asset or the income, cash flow or other proceeds deriving from the asset (or given by any shareholder or the like in the Debtor over its shares or like interest in the capital of the Debtor) to secure the Debt, but only if the extent of the recourse to the Debtor is limited solely to the amount of any recoveries made on any such enforcement; and (iii) recourse to the Debtor generally or indirectly to any Affiliate of the Debtor, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for a breach of an obligation (other than a payment obligation or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the Person against which such recourse is available. “Notice of Borrowing” has the meaning set forth in Section 2.02(a). “NYFRB” means the Federal Reserve Bank of New York. “OECD” means the Organization for Economic Cooperation and Development. “Other Benchmark Rate Election” means, with respect to any Loan denominated in Dollars, if the then-current Benchmark is the LIBO Rate, the occurrence of: (a) a request by the Borrower to the Administrative Agent to notify each of the other parties hereto that, at the determination of the Borrower, Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a LIBOR-based rate, a term benchmark rate as a benchmark rate, and (b) the Administrative Agent, in its sole discretion, and the Borrower jointly elect to trigger a fallback from the LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement or any document related hereto, or sold or assigned an interest in any Loan, Facility LC or document related thereto.

-19- #94716785v22 “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 8.07(g)). “Outstanding Credit Extensions” means the sum of the aggregate principal amount of all outstanding Advances. “Participant” has the meaning assigned to such term in Section 8.07(e). “Participant Register” has the meaning assigned to such term in Section 8.07(e). “PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA. “Permitted Encumbrance” means (a) any right reserved to or vested in any municipality or other governmental or public authority (i) by the terms of any right, power, franchise, grant (including, without limitation, any financial assistance grant), license or permit granted or issued to the Borrower or (ii) to purchase or recapture or to designate a purchaser of any property of the Borrower; (b) any easement, restriction, exception or reservation in any property and/or right of way of the Borrower for the purposes of roads, pipelines, transmission lines, distribution lines, transportation lines or removal of minerals or timber or for other like purposes or for the joint or common use of real property, rights of way, facilities and/or equipment, and defects, irregularities and deficiencies in title of any property and/or rights of way, which, in each case described in this clause (b), whether considered individually or collectively with all other items described in this clause (b), do not materially impair the use of the relevant property and/or rights of way for the purposes for which such property and/or rights of way are held by the Borrower; (c) rights reserved to or vested in any municipality or other Governmental Authority to control or regulate any property of the Borrower or to use such property in a manner that does not materially impair the use of such property for the purposes for which it is held by the Borrower; and (d) obligations or duties of the Borrower to any municipality or other Governmental Authority that arise out of any franchise, grant, license or permit and that affect any property of the Borrower (including, without limitation, obligations with respect to nuclear waste disposal and related arrangements). “Permitted Obligations” mean (1) Hedging Obligations of the Borrower or any Subsidiary arising in the ordinary course of business and in accordance with the applicable Person’s established risk management policies that are designed to protect such Person against, among other things, fluctuations in interest rates or currency exchange rates and which in the case of agreements relating to interest rates shall have a notional amount no greater than the payments due with respect to the applicable obligations being hedged and (2) Commodity Trading Obligations. “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

-20- #94716785v22 “Plan” means an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any other member of the Controlled Group has or may have any liability (including contingent liability). “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Principal Subsidiary” means each Subsidiary, other than, except as provided in the proviso below, any Constellation Nuclear Entity, (i) the consolidated assets of which, as of the date of any determination thereof, constitute at least 10% of the consolidated assets of the Borrower (after giving effect to the acquisition of Constellation by Exelon and any related transfer of assets to the Borrower) or (ii) the consolidated earnings before taxes of which constitute at least 10% of the consolidated earnings before taxes of the Borrower for the most recently completed fiscal year; provided, that, regardless of whether Constellation Nuclear or any of its Subsidiaries is a consolidated Subsidiary of the Borrower, (A) the Constellation Nuclear Entities shall be subject to being tested as Principal Subsidiaries under clauses (i) and (ii) above only at any time that the Borrower shall own, directly or indirectly through one or more other Subsidiaries, 51% or more of the outstanding capital stock (or other comparable interest) of Constellation Nuclear having ordinary voting power (irrespective of whether or not at the time capital stock, or comparable interests, of any other class or classes of such corporation or entity shall or might have voting power upon the occurrence of any contingency), and (B) the assets and earnings of Constellation Nuclear and its Subsidiaries shall be included in the computation of the 10% tests set forth in clauses (i) and (ii) above, as applicable, only to the extent of the Borrower’s proportional equity interest in Constellation Nuclear. “Pro Rata Share” means, with respect to a Lender, the percentage that such Lender’s Commitment Amount is of the Aggregate Commitment Amount (disregarding, in the case of Section 2.16 when a Defaulting Lender exists, any Defaulting Lender’s Commitment Amount). If the Commitments have terminated or expired, the Pro Rata Shares shall be determined based upon the Commitment Amounts most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

-21- #94716785v22 “QFC Credit Support” has the meaning assigned to it in Section 8.23. “Recipient” means, as applicable, (a) the Administrative Agent and (b) any Lender. “Reference Time” with respect to any setting of the then-current Benchmark means if such Benchmark is LIBO Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting. “Register” has the meaning set forth in Section 8.07(c). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective trustees, administrators, managers, representatives, directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” means with respect to any Term Benchmark Borrowing denominated in Dollars, the LIBO Rate. “Reportable Event” means a reportable event as defined in Section 4043 of ERISA and regulations issued under such Section with respect to a Single Employer Plan, excluding such events as to which the requirement of Section 4043(a) of ERISA that the PBGC be notified within 30 days after the occurrence of such event is waived under PBGC Regulation Section 4043, provided that a failure to meet the minimum funding standard of Section 412 of the Code and Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(c) of the Code. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “S&P” means Standard and Poor’s Financial Services, LLC, or any successor. “S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Borrower’s senior unsecured long-term public debt securities without third-party credit enhancement (it being understood that if the Borrower does not have any outstanding debt securities of the type described above but has an indicative rating from S&P for debt securities of such type, then such indicative rating shall be used for determining the “S&P Rating”). “Sanctioned Country” means, at any time, a country, region or territory which is itself, or whose government is, the subject or target of any Sanctions (as of the Effective Date, Cuba, Iran, North Korea, Sudan, Syria and Crimea). “Sanctioned Person” means, at any time, any Person that is the target of Sanctions, including, without limitation, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European

-22- #94716785v22 Union or any European Union member state or Her Majesty's Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clause (a) or (b). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom. “Single Employer Plan” means a Plan other than a Multiemployer Plan, maintained by the Borrower or any other member of the Controlled Group for employees of the Borrower or any other member of the Controlled Group. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SPC” has the meaning set forth in Section 8.07(i). “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for Term Benchmark funding (currently referred to as “Term Benchmark Liabilities” in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Term Benchmark Advances shall be deemed to constitute Term Benchmark funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Subsidiary” means, with respect to any Person, any corporation or unincorporated entity of which more than 50% of the outstanding capital stock (or comparable interest) having ordinary voting power (irrespective of whether or not at the time capital stock, or comparable interests, of any other class or classes of such corporation or entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person (whether directly or through one or more other Subsidiaries). Unless otherwise indicated, each reference to a “Subsidiary” means a Subsidiary of the Borrower.

-23- #94716785v22 “Supported QFC” has the meaning assigned to it in Section 8.23. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Advance or Advances comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate. “Term Benchmark Advance” means any Advance that bears interest as provided in Section 2.06(b). “Term Benchmark Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Term Benchmark Lending Office” in its Administrative Questionnaire or in the Assignment and Assumption pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent. “Termination Date” means August 5, 2022. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable (and, for the avoidance of doubt, not in the case of an Other Benchmark Rate Election), has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.07 that is not Term SOFR. “Type” - see the definition of Advance. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

-24- #94716785v22 “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Liabilities” means, (i) in the case of any Single Employer Plan, the amount (if any) by which the present value of all vested nonforfeitable benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent actuarial valuation date for such Plan using the actuarial assumptions set forth in the most recent actuarial valuation report for such Single Employer Plan, and (ii) in the case of any Multiemployer Plan, the Withdrawal Liability that would be incurred by the Controlled Group if all members of the Controlled Group completely withdrew from such Multiemployer Plan. “Unmatured Event of Default” means any event which (if it continues uncured) will, with lapse of time or notice or both, become an Event of Default. “U.S. Person” means a “United States” person within the meaning of Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime” has the meaning assigned to it in Section 8.23. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.14(f)(ii)(B)(3). “Withdrawal Liability” shall have the meaning specified in Part 1 of Subtitle E of Title IV of ERISA. “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Other Interpretive Provisions. In this Agreement, (a) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (b) the term “including” means “including without limitation”; and (c) unless otherwise indicated, (i) any reference to an Article, Section, Exhibit or Schedule means an Article or Section hereof or an Exhibit or Schedule hereto; (ii) any reference to a time of day means such time in Chicago, Illinois; (iii) any reference to a law or regulation means such law or regulation as amended, modified or supplemented from time to time and includes all statutory and regulatory provisions consolidating, replacing or interpreting such law or regulation; and (d) any reference to an agreement, instrument or other

-25- #94716785v22 document means such agreement, instrument or other document as amended, supplemented or otherwise modified from time to time. Except as expressly provided herein, all amounts payable by the Borrower hereunder shall be in Dollars. SECTION 1.03 Accounting Principles. (a) As used in this Agreement, “GAAP” means generally accepted accounting principles in the United States, applied on a basis consistent with the principles used in preparing the Borrower’s audited consolidated financial statements as of December 31, 2020 and for the fiscal year then ended, as such principles may be revised as a result of changes in GAAP implemented by the Borrower subsequent to such date. In this Agreement, except to the extent, if any, otherwise provided herein, all accounting and financial terms shall have the meanings ascribed to such terms by GAAP, and all computations and determinations as to accounting and financial matters shall be made in accordance with GAAP. In the event that the financial statements generally prepared by the Borrower reflect a change in GAAP that affects the computation of any financial ratio or requirement set forth herein (as contemplated by Section 1.03(b)), the compliance certificate delivered pursuant to Section 5.01(b)(iv) accompanying such financial statements shall include information in reasonable detail reconciling such financial statements which reflect such change in GAAP to financial information that does not reflect such change to the extent relevant to the calculations set forth in such compliance certificate. (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth herein and the Borrower or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Majority Lenders); provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein. (c) For purposes of any calculation or determination which is to be made on a consolidated basis (including compliance with Section 5.02(c)), such calculation or determination shall exclude any assets, liabilities, revenues and expenses that are included in Borrower’s financial statements from “variable interest entities” as a result of the application of FIN No. 46, Consolidation of Variable Interest Entities – an Interpretation of ARB No. 51, as updated through FIN No. 46-R and as modified by FIN No. 94. SECTION 1.04 Interest Rates; LIBOR Notification. The interest rate on a Loan denominated in Dollars may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that: immediately after December 31, 2021, publication of all seven euro LIBOR settings, all seven Swiss Franc LIBOR settings, the spot next, 1-week, 2-month and 12-month Japanese Yen LIBOR settings, the

-26- #94716785v22 overnight, 1-week, 2-month and 12-month British Pound Sterling LIBOR settings, and the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; immediately after December 31, 2021, the 1-month, 3-month and 6-month Japanese Yen LIBOR settings and the 1-month, 3-month and 6-month British Pound Sterling LIBOR settings will cease to be provided or, subject to consultation by the FCA, be provided on a changed methodology (or “synthetic”) basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored; and immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, Section 2.07(b) and (c) provide a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 2.07(e), of any change to the reference rate upon which the interest rate on Term Benchmark Advances is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to LIBOR or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, any such alternative, successor or replacement rate implemented pursuant to Section 2.07(b) or (c), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, and the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.07(d)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term Benchmark, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. The parties hereto agree and acknowledge that the announcements resulted in the occurrence of a Benchmark Transition Event with respect to the London interbank offered rate pursuant to the terms of this Agreement and that any obligation of the Administrative Agent to notify any parties of such Benchmark Transition Event pursuant to clause (e) of Section 2.07 shall be deemed satisfied.

-27- #94716785v22 SECTION 1.05 Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II AMOUNTS AND TERMS OF THE COMMITMENTS SECTION 2.01 Commitments. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make an Advance in Dollars to the Borrower on the Effective Date, in a principal amount not to exceed such Lender’s Commitment. Amounts prepaid or repaid in respect of such Advances may not be reborrowed. SECTION 2.02 Procedures for Advances; Limitations on Borrowings. (a) The Borrower shall request the Advance to be made on the Effective Date by giving notice (a “Notice of Borrowing”) to the Administrative Agent (which shall promptly advise each Lender of its receipt thereof) not later than 10:00 A.M. on the second Business Day prior to the Effective Date of any proposed borrowing of Term Benchmark Advances and on the Effective Date of any proposed borrowing of Base Rate Advances. Each Notice of Borrowing shall be in substantially the form of Exhibit B, specifying therein (i) the requested date of borrowing (which shall be a Business Day), (ii) the Type of Advances requested, (iii) the aggregate principal amount of the requested Advances and (iv) in the case of a borrowing of Term Benchmark Advances, the initial Interest Period therefor. Each Lender shall, before 12:00 noon on the date of such borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 8.02, in same day funds, such Lender’s ratable portion of the requested borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent’s aforesaid address. (b) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. If a Notice of Borrowing requests Term Benchmark Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure of the Borrower to fulfill on or before the requested borrowing date the applicable conditions set forth in Article III, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the requested Advance to be made by such Lender. (c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of the requested borrowing (or, in the case of a borrowing of Base Rate Advances to be made on the same Business Day as the Administrative Agent’s receipt of the relevant Notice of Borrowing, prior to 10:30 A.M. on such Business Day) that such Lender will not make available

-28- #94716785v22 to the Administrative Agent such Lender’s ratable portion of such borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the requested borrowing date in accordance with Section 2.02(a) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances made in connection with such borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Advance as part of such Borrowing for purposes of this Agreement. (d) The failure of any Lender to make the Advance to be made by it on any borrowing date shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make any Advance to be made by such other Lender. (e) Each Borrowing of Base Rate Advances shall at all times be in an aggregate amount of $5,000,000 or a higher integral multiple of $1,000,000; and each Borrowing of Term Benchmark Advances shall at all times be in an aggregate amount of $10,000,000 or a higher integral multiple of $1,000,000. Notwithstanding anything to the contrary contained herein, the Borrower may not have more than five Borrowings of Term Benchmark Advances outstanding at any time. SECTION 2.03 Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. SECTION 2.04 Termination of Commitments. The Commitments shall terminate in full on the Effective Date after the proceeds of the Advances have been made available to the Borrower. SECTION 2.05 Repayment of Advances. The Borrower shall repay all outstanding Advances made by each Lender, and all other obligations of the Borrower to such Lender hereunder, on such Lender’s Termination Date. SECTION 2.06 Interest on Advances. The Borrower shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount shall be paid in full, as follows: (a) At all times such Advance is a Base Rate Advance, a rate per annum equal to the Alternate Base Rate in effect from time to time plus the Applicable Margin in effect from time to time, payable quarterly on the last day of each March, June, September and December, on the date such Base Rate Advance is converted to a Term Benchmark Advance or paid in full and on such Lender’s Termination Date (and, if applicable, thereafter on demand).

-29- #94716785v22 (b) At all times such Advance is a Term Benchmark Advance, a rate per annum equal to the sum of the Adjusted LIBO Rate for each applicable Interest Period plus the Applicable Margin in effect from time to time, payable on the last day of each Interest Period for such Term Benchmark Advance (and, if any Interest Period for such Advance is six months, on the day that is three months after the first day of such Interest Period) or, if earlier, on the date such Term Benchmark Advance is converted to a Base Rate Advance or paid in full and on such Lender’s Termination Date (and, if applicable, thereafter on demand). SECTION 2.07 Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e), (f) and (g) of this Section 2.07: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest Period, including because the Relevant Screen Rate is not available or published on a current basis); or (ii) the Administrative Agent is advised by the Majority Lenders that prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted LIBO Rate or the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period. then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any interest election request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing shall be ineffective and (B) if the Borrower requests a Term Benchmark Borrowing in Dollars, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Advance is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.07(a) with respect to a Relevant Rate applicable to such Term Benchmark Advance, then until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, then on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), such Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Borrowing denominated in Dollars on such day. (b) Notwithstanding anything to the contrary herein, if a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance

-30- #94716785v22 with clause (1) or (2) of the definition of “Benchmark Replacement” with respect to Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. (c) Notwithstanding anything to the contrary herein and subject to the proviso below in this paragraph, with respect to a Loan denominated in Dollars, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement; provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after the occurrence of a Term SOFR Transition Event and may do so in its sole discretion. (d) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (e) The Administrative Agent will promptly notify the Borrower and the Lenders of (ii) any occurrence of a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.07 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement, except, in each case, as expressly required pursuant to this Section 2.07. (f) Notwithstanding anything to the contrary herein, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current

-31- #94716785v22 Benchmark is a term rate (including Term SOFR and LIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (x) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (y) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (g) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing, conversion to or continuation of Term Benchmark Advances to be made, converted or continued during any Benchmark Unavailability Period and, failing that the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to ABR Borrowings. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. SECTION 2.08 [Reserved] SECTION 2.09 Continuation and Conversion of Advances. (a) The Borrower may on any Business Day, upon notice given to the Administrative Agent, substantially in the form of Exhibit F to this Agreement, not later than 10:00 A.M. on the third Business Day prior to the date of any proposed continuation of or conversion into Term Benchmark Advances, and on the date of any proposed conversion into Base Rate Advances, and subject to the provisions of Sections 2.08 and 2.12, continue Term Benchmark Advances for a new Interest Period or convert a Borrowing of Advances of one Type into Advances of the other Type; provided that any continuation of Term Benchmark Advances or conversion of Term Benchmark Advances into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Term Benchmark Advances, unless, in the case of such a conversion, the Borrower shall also reimburse the Lenders pursuant to Section 8.04(b) on the date of such conversion. Each such notice of a continuation or conversion shall, within the restrictions specified above, specify (i) the date of such continuation or conversion, (ii) the Advances to be continued or converted, and (iii) in the case of continuation of or conversion into Term Benchmark Advances, the duration of the Interest Period for such Advances. (b) If the Borrower fails to select the Type of any Advance or the duration of any Interest Period for any Borrowing of Term Benchmark Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01 and Section 2.09(a), the

-32- #94716785v22 Administrative Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, convert into Base Rate Advances. SECTION 2.10 Prepayments. (a) The Borrower may, upon notice to the Administrative Agent not later than 10:00 A.M. at least three Business Days prior to any prepayment of Term Benchmark Advances or on the date of any prepayment of Base Rate Advances, in each case stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, the Borrower shall, prepay the outstanding principal amounts of the Advances made as part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided that (i) each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 or a higher integral multiple of $1,000,000 in the case of any prepayment of Term Benchmark Advances and $5,000,000 or a higher integral multiple of $1,000,000 in the case of any prepayment of Base Rate Advances and (ii) in the case of any such prepayment of a Term Benchmark Advance, the Borrower shall be obligated to reimburse the Lenders pursuant to Section 8.04(b) on the date of such prepayment. (b) In the event that the Borrower actually receives any Net Cash Proceeds arising from any Equity Issuance or Debt Issuance, then the Borrower shall prepay the Advances in an amount equal to 100% of such Net Cash Proceeds not later than one Business Day following the receipt by the Borrower of such Net Cash Proceeds. The Borrower shall promptly (and not later than the date of receipt thereof) notify the Agent of the receipt by the Borrower of such Net Cash Proceeds from any Equity Issuance or Debt Issuance, and such notice shall be accompanied by a reasonably detailed calculation of the Net Cash Proceeds. Each prepayment of Advances shall be applied ratably and shall be accompanied by accrued interest and fees on the amount prepaid to the date fixed for prepayment, plus, in the case of any Term Benchmark Advance, any amounts due to the Lenders under Section 8.04(b). SECTION 2.11 Increased Costs. If any Change in Law, or other circumstance affecting the London interbank Eurodollar market, shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); (ii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Term Benchmark Advances made by such Lender; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes on its loans, loan principal, letters of

-33- #94716785v22 credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Term Benchmark Advance (or of maintaining its obligation to make any such Advance) or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender determines that any Change in Law, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Advances made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof, provided that such demand is made within 90 days after the implementation of such retroactive Change in Law. SECTION 2.12 Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Term Benchmark Lending Office to perform its obligations hereunder to make Term Benchmark Advances or to fund or maintain Term Benchmark Advances hereunder, (i) the obligation of such Lender to make, continue or convert Advances into Term Benchmark Advances shall be suspended (subject to the following paragraph of this Section 2.12) until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist and (ii) all Term Benchmark Advances of such Lender then outstanding shall, on the last day of the then applicable

-34- #94716785v22 Interest Period (or such earlier date as such Lender shall designate upon not less than five Business Days’ prior written notice to the Administrative Agent), be automatically converted into Base Rate Advances. If the obligation of any Lender to make, continue or convert into Term Benchmark Advances has been suspended pursuant to the preceding paragraph, then, unless and until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, (i) all Advances that would otherwise be made by such Lender as Term Benchmark Advances shall instead be made as Base Rate Advances and (ii) to the extent that Term Benchmark Advances of such Lender have been converted into Base Rate Advances pursuant to the preceding paragraph or made instead as Base Rate Advances pursuant to the preceding clause (i), all payments and prepayments of principal that would have otherwise been applied to such Term Benchmark Advances of such Lender shall be applied instead to such Base Rate Advances of such Lender. SECTION 2.13 Payments and Computations. (a) The Borrower shall make each payment hereunder not later than 10:00 A.M. on the day when due in U.S. dollars to the Administrative Agent at its address referred to in Section 8.02 in same day funds without setoff, counterclaim or other deduction. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest and upfront fees ratably (other than amounts payable pursuant to Section 2.02(b), 2.11, 2.14 or 8.04(b)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 8.07(d), from the effective date specified in such Assignment and Assumption, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. (b) The Borrower hereby authorizes each Lender, if and to the extent any payment owed to such Lender by the Borrower is not made when due hereunder, to charge from time to time against any of the Borrower’s accounts with such Lender any amount so due. Each Lender agrees to notify the Borrower promptly after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. (c) All computations of interest based on the Alternate Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all other computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

-35- #94716785v22 (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of any interest or fees, as the case may be; provided that if such extension would cause payment of interest on or principal of a Term Benchmark Advance to be made in the next following calendar month, such payment shall be made on the next preceding Business Day. (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due by the Borrower to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate. (f) Notwithstanding anything to the contrary contained herein, any amount payable by the Borrower hereunder that is not paid when due (whether at stated maturity, by acceleration or otherwise) shall (to the fullest extent permitted by law) bear interest from the date when due until paid in full at a rate per annum equal at all times to the Alternate Base Rate plus the Applicable Margin in effect from time to time plus 2%, payable upon demand. SECTION 2.14 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under this Agreement shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.14) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.14, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such

-36- #94716785v22 Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 8.07(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with this Agreement, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under this Agreement shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would

-37- #94716785v22 subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Agreement or any other agreement executed in connection herewith, an executed IRS Form W-8BEN-E or IRS Form W- 8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement, IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN-E or IRS Form W- 8BEN; or

-38- #94716785v22 (4) to the extent a Foreign Lender is not the beneficial owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, IRS Form W-8BEN, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under this Agreement would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund

-39- #94716785v22 (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under this Agreement. (i) Defined Terms. For purposes of this Section 2.14, the term “applicable law” includes FATCA. (j) Status. For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). SECTION 2.15 Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it to the Borrower (other than pursuant to Section 2.02(b), 2.11, 2.14, or 8.04(b)) in excess of its ratable share of payments on account of the Advances to the Borrower, such Lender shall forthwith purchase from the other Lenders such participations in the Advances as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such

-40- #94716785v22 participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. SECTION 2.16 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then for so long as such Lender is a Defaulting Lender, the Commitment Amount of such Defaulting Lender shall not be included in determining whether all Lenders or the Majority Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 8.01); provided that, any waiver, amendment or modification (i) requiring the consent of all Lenders or each affected Lender, which affects such Defaulting Lender differently than other affected Lenders or (ii) under Section 8.01(b), (c), (d) or (f) (except, in the case of Section 8.01(c) or (d), with respect to fees as contemplated under this Section 2.19), shall in each case require the consent of such Defaulting Lender. ARTICLE III CONDITIONS PRECEDENT SECTION 3.01 Conditions Precedent to Effectiveness. This Agreement (including the Commitments of the Lenders and the obligations of the Borrower hereunder) shall become effective if all of the following conditions precedent have been satisfied: (a) the Administrative Agent shall have received (i) a counterpart of this Agreement signed on behalf of each party hereto or (ii) written evidence (which may include electronic transmission of a signed signature page of this Agreement) that each party hereto has signed a counterpart of this Agreement and each of the following documents, each dated a date reasonably satisfactory to the Administrative Agent and otherwise in form and substance satisfactory to the Administrative Agent: (i) Certified copies of resolutions of the Board of Directors or equivalent managing body of the Borrower approving the transactions contemplated by this Agreement and of all documents evidencing other necessary organizational action of the Borrower with respect to this Agreement and the documents contemplated hereby; (ii) A certificate of the Secretary or an Assistant Secretary of Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the other documents to be delivered hereunder; (B) that attached thereto are true and correct copies of the organizational documents of the Borrower, in each case in effect on such date; and (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by the Borrower of this Agreement and the documents contemplated hereby;

-41- #94716785v22 (iii) A certificate signed by either the chief financial officer, principal accounting officer or treasurer of the Borrower confirming compliance with the conditions set forth in paragraphs (f) and (g) below; and (iv) A favorable opinion of Ballard Spahr LLP, counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent; and (b) the Administrative Agent shall have received evidence, satisfactory to the Administrative Agent, that the Borrower has paid (or will pay with the proceeds of the initial Credit Extensions) all fees and, to the extent billed, expenses payable by the Borrower hereunder on the Effective Date (including amounts then payable to the Arranger); (c) upon the reasonable request of any Lender, the Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the Effective Date; (d) receipt by the Administrative Agent of the Beneficial Ownership Certification in relation to the Borrower; and (e) receipt by the Administrative Agent of a Notice of Borrowing in accordance with the requirements hereof; (f) the representations and warranties of the Borrower contained in Section 4.01 are true and correct on and as of the Effective Date, before and after giving effect to the Credit Extension and, in the case of the making of Advances, the application of the proceeds therefrom, as though made on and as of such date; and (g) as of the Effective Date, no event has occurred and is continuing, or would result from the Credit Extension on such date or, in the case of the making of Advances, from the application of the proceeds therefrom, that constitutes an Event of Default or Unmatured Event of Default. Promptly upon the occurrence thereof, the Administrative Agent shall notify the Borrower and the Lenders as to the Effective Date. ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

-42- #94716785v22 (a) The Borrower is a limited liability company (or after a transaction contemplated by Section 5.02(b)(iii), a corporation) duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. (b) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower’s organizational powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary. (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement, except any order that has been duly obtained and is (i) in full force and effect and (ii) sufficient for the purposes hereof. (d) This Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally. (e) The consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2020 and the related consolidated statements of operations and comprehensive income, changes in shareholders’ equity and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, certified by PricewaterhouseCoopers LLP, copies of which have been furnished to each Lender, fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as of such dates and the consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates in accordance with GAAP; and (ii) since December 31, 2020, there has been no Material Adverse Change. (f) Except as disclosed in the Borrower’s Annual, Quarterly or Current Reports, each as filed with the Securities and Exchange Commission and delivered to the Lenders prior to the Effective Date, there is no pending or threatened action, investigation or proceeding affecting the Borrower or any Subsidiary before any court, governmental agency or arbitrator that may reasonably be anticipated to have a Material Adverse Effect. There is no pending or threatened action or proceeding against the Borrower or any Subsidiary that purports to affect the legality, validity, binding effect or enforceability against the Borrower of this Agreement. (g) No proceeds of any Advance have been or will be used directly or indirectly in connection with the acquisition of in excess of 5% of any class of equity securities that is registered pursuant to Section 12 of the Exchange Act or any transaction subject to the requirements of Section 13 or 14 of the Exchange Act. (h) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Not

-43- #94716785v22 more than 25% of the value of the assets of the Borrower and its Subsidiaries is represented by margin stock. (i) The Borrower is not required to register as an “investment company” under the Investment Company Act of 1940. (j) During the twelve consecutive month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension, no steps have been taken by the Borrower or any member of the Controlled Group or, to the knowledge of the Borrower, by any other Person to terminate any Plan (excluding any termination arising out of the institution by or against any ComEd Entity of any bankruptcy, insolvency or similar proceeding so long as such termination would not constitute an Event of Default or Unmatured Event of Default under Section 6.01(g)), and there has been no failure to satisfy the minimum funding standard described in Section 412(a)(2) of the Code with respect to any Single Employer Plan that would reasonably be expected to result in a lien pursuant to Section 430(k) of the Code. To the knowledge of the Borrower, no condition exists or event or transaction has occurred with respect to any Plan, which would reasonably be expected to result in the incurrence by the Borrower or any other member of the Controlled Group of any material liability (other than to make contributions, pay annual PBGC premiums or pay out benefits in the ordinary course of business), fine or penalty (excluding any condition, event or transaction arising out of the institution by or against any ComEd Entity of any bankruptcy, insolvency or similar proceeding so long as such condition, event or transaction does not constitute an Event of Default or Unmatured Event of Default under Section 6.01(g)). (k) The Borrower has implemented, and maintains in effect, policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower, its directors and agents, are in compliance with all Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby or the transactions contemplated hereby, is a Sanctioned Person. No Advance, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. (l) The Borrower is not an Affected Financial Institution. (m) As of the Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. ARTICLE V COVENANTS OF THE BORROWER SECTION 5.01 Affirmative Covenants. The Borrower agrees that so long as any amount payable by the Borrower hereunder remains unpaid, the Borrower will, and, in the case of Section

-44- #94716785v22 5.01(a), will cause its Principal Subsidiaries to, unless the Majority Lenders shall otherwise consent in writing: (a) Keep Books; Existence; Maintenance of Properties; Compliance with Laws; Insurance; Taxes. (i) keep proper books of record and account, all in accordance with generally accepted accounting principles in the United States, consistently applied; (ii) subject to Section 5.02(b), preserve and keep in full force and effect its existence; (iii) maintain and preserve all of its properties (except such properties the failure of which to maintain or preserve would not have, individually or in the aggregate, a Material Adverse Effect) which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted; (iv) comply in all material respects with the requirements of all applicable laws, rules, regulations and orders (including those of any governmental authority and including with respect to environmental matters) to the extent the failure to so comply, individually or in the aggregate, would have a Material Adverse Effect; (v) maintain insurance with responsible and reputable insurance companies or associations, or self-insure, as the case may be, in each case in such amounts and covering such contingencies, casualties and risks as is customarily carried by or self-insured against by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and its Principal Subsidiaries operate; (vi) at any reasonable time and from time to time, pursuant to prior notice delivered to the Borrower, permit any Lender, or any agent or representative of any thereof, to examine and, at such Lender’s expense, make copies of, and abstracts from the records and books of account of, and visit the properties of, the Borrower and any Principal Subsidiary and to discuss the affairs, finances and accounts of the Borrower and any Principal Subsidiary with any of their respective officers; provided that any non-public information (which has been identified as such by the Borrower or the applicable Principal Subsidiary) obtained by any Lender or any of its agents or representatives pursuant to this clause (vi) shall be treated confidentially by such Person; provided, further, that such Person may disclose such information to (a) any other party to this Agreement, its examiners, Affiliates, outside auditors, counsel or other professional advisors in connection with this Agreement, (b) to any direct, indirect, actual or prospective counterparty (and its advisor) to any swap, derivative or securitization transaction related to the obligations under this Agreement, (c) to any credit insurance provider or (d) if otherwise required to do so by law or regulatory process (it being understood that, unless prevented from doing so by any applicable law or governmental authority,

-45- #94716785v22 such Person shall use reasonable efforts to notify the Borrower of any demand or request for any such information promptly upon receipt thereof so that the Borrower may seek a protective order or take other appropriate action); (vii) use the proceeds of the Advances for general limited liability company or corporate purposes (including the making of acquisitions), but in no event for any purpose that would be contrary to Section 4.01(g), 4.01(h) or 4.01(k); and (viii) pay, prior to delinquency, all of its federal income taxes and other material taxes and governmental charges, except to the extent that (a) such taxes or charges are being contested in good faith and by proper proceedings and against which adequate reserves are being maintained or (b) failure to pay such taxes or charges would not reasonably be expected to have a Material Adverse Effect. (b) Reporting Requirements. Furnish to the Lenders: (i) as soon as possible, and in any event within five Business Days after the occurrence of any Event of Default or Unmatured Event of Default with respect to the Borrower continuing on the date of such statement, a statement of an authorized officer of the Borrower setting forth details of such Event of Default or Unmatured Event of Default and the action which the Borrower proposes to take with respect thereto; (ii) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, a copy of the Borrower’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission with respect to such quarter (or, if the Borrower is not required to file a Quarterly Report on Form 10-Q, copies of an unaudited consolidated balance sheet of the Borrower as of the end of such quarter and the related consolidated statement of operations of the Borrower for the portion of the Borrower’s fiscal year ending on the last day of such quarter, in each case prepared in accordance with GAAP, subject to the absence of footnotes and to year-end adjustments), together with a certificate of an authorized officer of the Borrower stating that no Event of Default or Unmatured Event of Default has occurred and is continuing or, if any such Event of Default or Unmatured Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which the Borrower proposes to take with respect thereto; (iii) as soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, a copy of the Borrower’s Annual Report on Form 10-K filed with the Securities and Exchange Commission with respect to such fiscal year (or, if the Borrower is not required to file an Annual Report on Form 10- K, the consolidated balance sheet of the Borrower and its subsidiaries as of the last day of such fiscal year and the related consolidated statements of operations, changes in shareholders’ equity (if applicable) and cash flows of the Borrower for such fiscal year, certified by PricewaterhouseCoopers LLP or other certified public

-46- #94716785v22 accountants of recognized national standing), together with a certificate of an authorized officer of the Borrower stating that no Event of Default or Unmatured Event of Default has occurred and is continuing or, if any such Event of Default or Unmatured Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which the Borrower proposes to take with respect thereto; (iv) concurrently with the delivery of the quarterly and annual reports referred to in Sections 5.01(b)(ii) and 5.01(b)(iii), a compliance certificate in substantially the form set forth in Exhibit D, duly completed and signed by the Chief Financial Officer, Treasurer or an Assistant Treasurer of the Borrower; (v) except as otherwise provided in clause (ii) or (iii) above, promptly after the sending or filing thereof, copies of all reports that the Borrower sends to its security holders generally, and copies of all Reports on Form 10-K, 10-Q or 8- K, and registration statements and prospectuses that the Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange (except to the extent that any such registration statement or prospectus relates solely to the issuance of securities pursuant to employee purchase, benefit or dividend reinvestment plans of the Borrower or a Subsidiary); (vi) promptly upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Plan, or the failure to make a required contribution to any Plan if such failure is sufficient to give rise to a lien under section 430(k) of the Code, or the taking of any action with respect to a Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Plan, or the occurrence of any event with respect to any Plan which could result in the incurrence by the Borrower or any other member of the Controlled Group of any material liability, fine or penalty, notice thereof and a statement as to the action the Borrower or such member of the Controlled Group proposes to take with respect thereto; (vii) promptly upon becoming aware thereof, notice of any change in the Moody’s Rating, the Fitch Rating or the S&P Rating; (viii) any change in the information provided by the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such certification; and (ix) such other information respecting the condition, operations or business, financial or otherwise, of the Borrower or any Subsidiary as any Lender, through the Administrative Agent, may from time to time reasonably request (including any information that any Lender reasonably requests in order to comply with its obligations under any “know your customer” or anti-money laundering laws or regulations, including the Patriot Act and the Beneficial Ownership Regulation).

-47- #94716785v22 The Borrower may provide information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Section 5.01(b) and all other notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any communication that (i) relates to a request for a Credit Extension, (ii) relates to the payment of any amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Event of Default or Unmatured Event of Default or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement or any Credit Extension hereunder (any non-excluded communication described above, a “Communication”), electronically (including by posting such documents, or providing a link thereto, on Exelon’s Internet website). Any document readily available on-line through the “Electronic Data Gathering Analysis and Retrieval” system (or any successor system thereof) maintained by the Securities and Exchange Commission (or any succeeding Governmental Authority), shall be deemed to have been furnished to the Administrative Agent for purposes of this Section 5.01(b) when the Borrower sends to the Administrative Agent notice (which may be by electronic mail) that such documents are so available. Notwithstanding the foregoing, the Borrower agrees that, to the extent requested by the Administrative Agent or any Lender, it will continue to provide “hard copies” of Communications to the Administrative Agent or such Lender, as applicable. The Borrower further agrees that the Administrative Agent may make Communications available to the Lenders by posting such Communications on Electronic Systems or a substantially similar electronic transmission system. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE ADMINISTRATIVE AGENT DOES NOT WARRANT THE ACCURACY OR COMPLETENESS OF ANY COMMUNICATION OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN ANY COMMUNICATION. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH ANY COMMUNICATION OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT SUCH DAMAGES ARE FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING THE FOREGOING, UNDER NO CIRCUMSTANCES SHALL THE ADMINISTRATIVE AGENT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF THE PLATFORM OR THE BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET. Each Lender agrees that notice to it (as provided in the next sentence) specifying that a Communication has been posted to the Platform shall constitute effective delivery of such

-48- #94716785v22 Communication to such Lender for purposes of this Agreement. Each Lender agrees (i) to notify the Administrative Agent from time to time of the e-mail address to which the foregoing notice may be sent and (ii) that such notice may be sent to such e-mail address. (c) Anti-Corruption Laws and Sanctions. Maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions and comply in all material respects with Anti-Corruption Laws and applicable Sanctions. SECTION 5.02 Negative Covenants. The Borrower agrees that so long as any amount payable by the Borrower hereunder remains unpaid (except with respect to Section 5.02(a), which shall be applicable only as of the date hereof and at any time any Advance is outstanding or is to be made or issued, as applicable), the Borrower will not, without the written consent of the Majority Lenders: (a) Limitation on Liens. Create, incur, assume or suffer to exist, or permit any Lien on its property, revenues or assets, whether now owned or hereafter acquired, except as follows: (i) Liens imposed by law, such as carriers’, warehousemen’s, landlords’ repairmen’s, materialmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business; (ii) Liens on the capital stock of or any other equity interest in any Subsidiary to secure Nonrecourse Indebtedness; (iii) Liens for taxes, assessments or governmental charges, levies, or fines (including such amounts arising under environmental law) on property of the Borrower if the same shall not at the time be delinquent or thereafter can be paid without a material penalty, or are being contested in good faith and by appropriate proceedings; (iv) Liens upon or in any property acquired in the ordinary course of business to secure the purchase price of such property or to secure any obligation incurred solely for the purpose of financing the acquisition of such property; (v) Liens existing on property at the time of the acquisition thereof (other than any such Lien created in contemplation of such acquisition unless permitted by the preceding clause (iv)); (vi) Liens granted in connection with any financing arrangement for the purchase of nuclear fuel or the financing of pollution control facilities, limited to the fuel or facilities so purchased or acquired; (vii) Liens arising in connection with sales or transfers of, or financing secured by, accounts receivable or related contracts, provided that any such sale, transfer or financing shall be on arms’ length terms; (viii) Liens securing Permitted Obligations and reimbursement obligations in respect of letters of credit issued to support Permitted Obligations (for the avoidance of

-49- #94716785v22 doubt, the Electric Reliability Council of Texas (ERCOT) program and any other similar agreement or arrangement, including with any Independent System Operator or Regional Transmission Organization, are permitted under this clause (viii)); (ix) Permitted Encumbrances; (x) Liens arising in connection with sale and leaseback transactions entered into by the Borrower, but only to the extent that the aggregate purchase price of all assets sold by the Borrower during the term of this Agreement pursuant to such sale and leaseback transactions does not exceed $1,000,000,000; (xi) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, compensation arrangements, supplemental retirement plans arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, compensation arrangements, supplemental retirement plans or other social security or similar legislation; (xii) Liens constituting attachment, judgment and other similar Liens arising in connection with court proceedings to the extent not constituting an Event of Default under Section 6.01(f); (xiii) Liens created in the ordinary course of business to secure liability to insurance carriers and Liens on insurance policies and the proceeds thereof (whether accrued or not), rights or claims against an insurer or other similar asset securing insurance premium financings; (xiv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (xv) Liens in the nature of rights of setoff, bankers’ liens, revocation, refund, chargeback, counterclaim, netting of cash amounts or similar rights as to deposit accounts, commodity accounts or securities accounts or other funds maintained with a credit or depository institution; (xvi) Liens consisting of pledges of industrial development, pollution control or similar revenue bonds in connection with the remarketing of such bonds; (xvii) Liens and similar customary cash collateralization obligations in respect of letter of credit exposure or swingline loan exposure relating to defaulting lenders in the Borrower’s senior unsecured credit facilities; (xviii) Liens arising under leases or subleases, licenses or sublicenses granted to others that do not materially interfere with the ordinary course of business of the Borrower; (xix) Liens resulting from any restriction on any equity interest (or project interest, interests in any energy facility (including undivided interests)) of a Person providing for a breach, termination or default under any owners, participation, shared

-50- #94716785v22 facility, joint venture, stockholder, membership, limited liability company or partnership agreement between such Person and one or more other holders of equity interest (or project interest, interests in any energy facility (including undivided interests)) of such Person, to the extent a security interest or other Lien is created on any such interest as a result thereof; (xx) Liens granted on cash or cash equivalents to defease or repay Indebtedness of the Borrower no later than 60 days after the creation of such Lien; (xxi) Liens created in connection with sales, transfers, leases, assignment or other conveyances or dispositions of assets, including (A) Liens on assets or securities granted or deemed to arise in connection with and as a result of the execution, delivery or performance of contracts to purchase or sell such assets or securities, and (B) rights of first refusal, options or other contractual rights or obligations to sell, assign or otherwise dispose of any interest therein; and (xxii) Liens, other than those described above in this Section 5.02(a), provided that the aggregate amount of all Debt secured by Liens permitted by this clause (xxii) shall not exceed in the aggregate at any one time outstanding $100,000,000. (b) Mergers and Consolidations; Disposition of Assets. Merge with or into or consolidate with or into, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person or permit any Principal Subsidiary to do so, except that (i) any Principal Subsidiary may merge with or into or consolidate with or transfer assets to any other Principal Subsidiary, (ii) any Principal Subsidiary may merge with or into or consolidate with or transfer assets to the Borrower, (iii) the Borrower may merge or consolidate with or into a Subsidiary thereof formed for the purpose of converting the Borrower into a corporation and (iv) the Borrower or any Principal Subsidiary may merge with or into or consolidate with or transfer assets to any other Person, provided that, in each case, (A) immediately before and after giving effect thereto, no Event of Default or Unmatured Event of Default shall have occurred and be continuing (except in the case where any Principal Subsidiary may merge with or into or consolidate with or transfer assets to any other Principal Subsidiary), (B) in the case of any such merger, consolidation or transfer of assets to which the Borrower is a party, either (x) the Borrower shall be the surviving entity or transferee (as applicable) or (y) the surviving entity or transferee (as applicable), shall be an Eligible Successor and shall have assumed all of the obligations of the Borrower under this Agreement pursuant to a written instrument in form and substance satisfactory to the Administrative Agent, and the Administrative Agent shall have received an opinion of counsel in form and substance satisfactory to it as to the enforceability of such obligations assumed and (C) subject to clause (B) above, in the case of any such merger, consolidation or transfer of assets to which any Principal Subsidiary is a party, a Principal Subsidiary shall be the surviving entity or transferee (as applicable). (c) Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the last day of any fiscal quarter to be less than 3.00 to 1.00. (d) Continuation of Businesses. Engage, or permit any Subsidiary to engage, in any line of business which is material to the Borrower and its Subsidiaries, taken as a whole,

-51- #94716785v22 other than businesses engaged in by the Borrower and its Subsidiaries as of the date hereof and reasonable extensions thereof. (e) Anti-Corruption Laws and Sanctions. Request any Borrowing or Advance and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Advance (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. (f) Most Favored Lender. Enter, or permit any Subsidiary to enter, any amendment, waiver, consent, modification, refunding, refinancing or replacement of the Existing Credit Facility, with terms the effect of which is to (i) include a covenant and/or event of default which imposes a restriction, limitation or obligation in favor of another lender not imposed in favor of the Lenders by this Agreement, or (ii) revise or alter any covenant and/or event of default contained therein the effect of which is to impose a restriction, limitation or obligation in favor of another lender not imposed in favor of the Lenders by this Agreement, unless the Borrower or such Subsidiary, as the case may be, incorporates herein such additional covenant and/or event of default. Within ten Business Days, the Borrower shall deliver to the Administrative Agent an amendment to this Agreement incorporating such additional covenant and/or event of default. Prior to the execution and delivery of such amendment by the Borrower, this Agreement shall be deemed to contain each such additional covenant and/or event of default for the purposes of determining the rights and obligations hereunder. ARTICLE VI EVENTS OF DEFAULT SECTION 6.01 Events of Default. If any of the following events shall occur and be continuing (any such event an “Event of Default”): (a) The Borrower shall fail to pay (i) any principal of any Advance when the same becomes due and payable or (ii) any interest on any Advance or any other amount payable by the Borrower hereunder within three Business Days after the same becomes due and payable; or (b) Any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) pursuant to the terms of this Agreement shall prove to have been incorrect or misleading in any material respect when made; or (c) The Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 5.01(a)(vii), Section 5.01(b)(i) or Section 5.02 or (ii) any other term, covenant or agreement contained in this Agreement on its part to be performed or observed

-52- #94716785v22 if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent (which notice shall be given by the Administrative Agent at the written request of any Lender); or (d) The Borrower or any Principal Subsidiary shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal amount in excess of $100,000,000 in the aggregate (but excluding Debt hereunder and Nonrecourse Indebtedness) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, other than any acceleration of any Debt secured by equipment leases or fuel leases of the Borrower or a Principal Subsidiary as a result of the occurrence of any event requiring a prepayment (whether or not characterized as such) thereunder, which prepayment will not result in a Material Adverse Change; or (e) The Borrower or any Principal Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Principal Subsidiary seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any Principal Subsidiary shall take any corporate or limited liability company action to authorize or to consent to any of the actions set forth above in this Section 6.01(e); or (f) One or more judgments or orders for the payment of money in an aggregate amount exceeding $100,000,000 (excluding any such judgments or orders to the extent covered by insurance, subject to any customary deductible, and under which the applicable insurance carrier has not denied coverage) shall be rendered against the Borrower or any Principal Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

-53- #94716785v22 (g) (i) Any Reportable Event that the Majority Lenders determine in good faith is reasonably likely to result in the termination of any Single Employer Plan or in the appointment by the appropriate United States District Court of a trustee to administer a Single Employer Plan shall have occurred and be continuing 60 days after written notice to such effect shall have been given to the Borrower by the Administrative Agent; (ii) any Single Employer Plan shall be terminated; (iii) a Trustee shall be appointed by an appropriate United States District Court to administer any Single Employer Plan; (iv) the PBGC shall institute proceedings to terminate any Single Employer Plan or to appoint a trustee to administer any Single Employer Plan; or (v) the Borrower or any other member of the Controlled Group withdraws from any Multiemployer Plan; provided that on the date of any event described in clauses (i) through (v) above, the Unfunded Liabilities of the applicable Plan exceed $100,000,000; and provided, further, that no event described in this Section 6.01(g) that arises out of the institution by or against any ComEd Entity of any bankruptcy, insolvency or similar proceeding shall constitute an Event of Default unless 15 days shall have elapsed after the Majority Lenders have reasonably determined, and notified the Borrower in writing, that such event has had or is reasonably likely to have a Material Adverse Effect (disregarding, solely for purposes of this Section 6.01(g), the proviso to clause (i) of the definition of Material Adverse Effect); or (h) Exelon shall fail to own, directly or indirectly, free and clear of all Liens, 100% of the equity interests of the Borrower (other than as a result of the Separation Transaction); or (i) A Change in Control shall occur; then, and in any such event, the Administrative Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare the outstanding principal amount of the Advances, all interest thereon and all other amounts payable under this Agreement by the Borrower to be forthwith due and payable, whereupon the outstanding principal amount of the Advances, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of an Event of Default under Section 6.01(e), (A) the obligation of each Lender to make any Advance to the Borrower shall automatically be terminated and (B) the outstanding principal amount of all Advances, all interest thereon and all other amounts payable by the Borrower hereunder shall automatically and immediately become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. ARTICLE VII THE ADMINISTRATIVE AGENT SECTION 7.01 Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including enforcement or collection of the obligations of the Borrower hereunder), the Administrative Agent shall not be required to exercise any

-54- #94716785v22 discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders; provided that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. SECTION 7.02 Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their respective own gross negligence or willful misconduct. Without limiting the generality of the foregoing: (i) the Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) the Administrative Agent makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iii) the Administrative Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) the Administrative Agent shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) the Administrative Agent shall not incur any liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. SECTION 7.03 Administrative Agent and Affiliates. With respect to its Commitment, Advances and other rights and obligations hereunder in its capacity as a Lender, Barclays Bank PLC shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall include Barclays Bank PLC in its individual capacity. Barclays Bank PLC and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any Affiliate thereof and any Person who may do business with or own securities of the Borrower or any such Affiliate, all as if it were not Administrative Agent and without any duty to account therefor to the Lenders. SECTION 7.04 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01(e) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

-55- #94716785v22 SECTION 7.05 Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its Pro Rata Share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such expenses are reimbursable by the Borrower but for which the Administrative Agent is not reimbursed by the Borrower. SECTION 7.06 Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Majority Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank described in clause (i) or (ii) of the definition of “Eligible Assignee” having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. Notwithstanding the foregoing, if no Event of Default or Unmatured Event of Default shall have occurred and be continuing, then no successor Administrative Agent shall be appointed under this Section 7.06 without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed. SECTION 7.07 Arranger. The title “Arranger” (in such capacity, a “Titled Person”) is purely honorific, and no Person designated as a Titled Person shall have any duties or responsibilities in such capacity and no Titled Person shall have or be deemed to have any fiduciary relationship with any Lender or with the Borrower or any of its Affiliates. SECTION 7.08 Acknowledgements of Lenders.

-56- #94716785v22 (a) Each Lender represents and warrants that (i) this Agreement sets forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, the Arranger, or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Borrowings hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, this Agreement and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date. (c) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the

-57- #94716785v22 Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on "discharge for value" or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 7.08(c) shall be conclusive, absent manifest error. (ii) (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Borrower and each other party to this Agreement hereby agree that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by the Borrower or any other party to this Agreement. (iv) Each party's obligations under this Section 7.08(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all obligations under this Agreement. SECTION 7.09 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:

-58- #94716785v22 (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent, the Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any loan document or any documents related hereto or thereto).

-59- #94716785v22 ARTICLE VIII MISCELLANEOUS SECTION 8.01 Amendments, Etc. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and, in the case of an amendment, the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall: (a) increase or extend the Commitment of any Lender, without the written consent of such Lender, (b) reduce the principal of, or rate of interest on, any Advance or any fees payable hereunder, without the written consent of each Lender directly affected thereby, (c) postpone any date fixed for any payment of principal of, or interest on, any Advance or any fees payable hereunder, without the written consent of each Lender directly affected thereby, (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder or the definition of “Majority Lenders”, without the written consent of each Lender, (e) amend this Section 8.01, without the written consent of each Lender or (f) waive or amend any provision regarding pro rata sharing or otherwise relates to the distribution of payments among Lenders, without the written consent of each Lender; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement. Without limiting the generality of the foregoing, the making of an Advance shall not be construed as a waiver of any Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Event of Default at the time. If the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other document executed in connection herewith, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. SECTION 8.02 Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including facsimile transmission) and mailed, sent by facsimile or delivered, if to the Borrower, at 10 S. Dearborn, 54th Floor, Chicago, IL 60603, Attention: Chief Financial Officer, facsimile: 312-394-8867; if to any Lender, at its Domestic Lending Office specified in its Administrative Questionnaire or in the Assignment and Assumption pursuant to which it became a Lender; and if to the Administrative Agent, (a) for payments and notices pursuant to Section 2.09 or 2.10, at its address at 400 Jefferson Park, Whippany, NY 07981, Attention: Michael Xu, email: michael.xu@barclays.com or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and

-60- #94716785v22 communications shall be effective (a) if mailed, three Business Days after being deposited in the U.S. mail, postage prepaid, (b) if sent by facsimile, when such facsimile is sent (except that if not sent during normal business hours for the recipient, such facsimile shall be deemed to have been sent at the opening of business on the next Business Day for the recipient), and (c) otherwise, when delivered, except that notices and communications to the Administrative Agent pursuant to Article II or VII shall not be effective until received by the Administrative Agent. SECTION 8.03 No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 8.04 Costs and Expenses; Indemnification. (a) The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent and the Arranger in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Agreement and the other documents to be delivered hereunder, including the reasonable fees, internal charges and out-of- pocket expenses of counsel (including in-house counsel) for the Administrative Agent and the Arranger with respect thereto and with respect to advising the Administrative Agent and the Arranger as to their respective rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses, if any (including counsel fees and expenses of outside counsel and of internal counsel), incurred by the Administrative Agent or any Lender in connection with the collection and enforcement (whether through negotiations, legal proceedings or otherwise) of the Borrower’s obligations under this Agreement and the other documents to be delivered by the Borrower hereunder, including reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 8.04(a). (b) In the event of any payment of principal of, or any conversion of, any Term Benchmark Advance is made other than on the last day of the Interest Period for such Advance, as a result of a payment or conversion pursuant to Section 2.09 or 2.12 or acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, or the assignment of a Term Benchmark Advance other than on the last day of the Interest Period for such Advance as a result of a request by the Borrower pursuant to Section 8.07(g) or the failure to borrow any Term Benchmark Advance on the date specified in any notice delivered pursuant hereto, the Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amount required to compensate such Lender for any additional loss, cost or expense which it may reasonably incur as a result of such event, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. (c) The Borrower agrees to indemnify and hold each Lender and the Administrative Agent and each of their respective Related Parties (each, an “Indemnified Person”) harmless from and against any claim, damage, loss, liability, cost or expense (including reasonable attorney’s fees and expenses, whether or not such Indemnified Person is named as a party to any

-61- #94716785v22 proceeding or is otherwise subjected to judicial or legal process arising from any such proceeding) that any of them may pay or incur arising out of or relating to this Agreement or the transactions contemplated hereby, or the use by the Borrower or any Subsidiary of the proceeds of any Advance; provided that the Borrower shall not be liable for any portion of any such claim, damage, loss, liability, cost or expense resulting from such Indemnified Person’s gross negligence or willful misconduct as determined in a final non-appealable order of a court of competent jurisdiction. The Borrower’s obligations under this Section 8.04(c) shall survive the repayment of all amounts owing by the Borrower to the Lenders and the Administrative Agent under this Agreement and the termination of the Commitments and this Agreement. If and to the extent that the obligations of the Borrower under this Section 8.04(c) are unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law. This Section 8.04(c) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, any of the Borrower’s equityholders or creditors, an Indemnified Person or any other person or entity, whether or not an Indemnified Person is otherwise a party thereto. SECTION 8.05 Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees to notify the Borrower promptly after any such set-off and application made by such Lender or Affiliate thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 8.05 are in addition to other rights and remedies (including other rights of set-off) that such Lender may have. SECTION 8.06 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns, provided that (except as permitted by Section 5.02(b)(iii)) the Borrower shall not have the right to assign rights hereunder or any interest herein without the prior written consent of all Lenders. SECTION 8.07 Assignments and Participations. (a) Each Lender may, with the prior written consent of the Borrower and the Administrative Agent (which consents shall not be unreasonably withheld or delayed), and if demanded by the Borrower pursuant to Section 8.07(g) shall to the extent required by such Section, assign to one or more banks or other entities (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances owing to it); provided that (i) each such assignment shall be of a constant, and

-62- #94716785v22 not a varying, percentage of all of the assigning Lender’s rights and obligations under this Agreement, (ii) the Commitment Amount of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event be less than $5,000,000 or, if less, the entire amount of such Lender’s Commitment Amount, and shall be an integral multiple of $1,000,000 or such Lender’s entire Commitment Amount, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which shall be payable by one or more of the parties to the Assignment and Assumption, and not by the Borrower (except in the case of a demand under Section 8.07(g)), and shall not be payable if the assignee is a Federal Reserve Bank), (v) the consent of the Borrower shall not be required after the occurrence and during the continuance of any Event of Default, and (vi) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement and, in the case of an Assignment and Assumption covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto (although an assigning Lender shall continue to be entitled to indemnification pursuant to Section 8.04(c)). Notwithstanding anything contained in this Section 8.07(a) to the contrary, (A) the consent of the Borrower and the Administrative Agent shall not be required with respect to any assignment by any Lender to an Affiliate of such Lender or to another Lender or to an Approved Fund, and (B) any Lender may at any time, without the consent of the Borrower or the Administrative Agent, and without any requirement to have an Assignment and Assumption executed, assign all or any part of its rights under this Agreement to a Federal Reserve Bank, provided that no such assignment shall release the transferor Lender from any of its obligations hereunder. For the purposes of this Section 8.07(a), the terms “Approved Fund” and “Ineligible Institution” have the following meanings: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender Parent, (c) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof, (d) the Borrower or any of its Affiliates or (e) Lender, an Affiliate of a Lender or an Approved Fund that, in each case at the time of such assignment, is a Sanctioned Person; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary

-63- #94716785v22 purpose of acquiring any Borrowings or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business. (b) By executing and delivering an Assignment and Assumption, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01(e) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment Amount of, and principal amount of the Advances owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. (d) Upon its receipt of an Assignment and Assumption executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, the Administrative Agent shall, if such Assignment and Assumption has been completed and is in substantially the form of Exhibit A (including any necessary consents of the Administrative Agent and the Borrower), (i) accept such Assignment and Assumption, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

-64- #94716785v22 (e) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities other than an Ineligible Institution (a “Participant”) in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 8.01 that affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 2.14 and 8.04(b) (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.15 and 8.07(g) as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.11 or 2.14, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.05 as though it were a Lender, provided such Participant agrees to be subject to Section 2.15 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Advances or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant's interest in any Commitments, Advances or its other obligations hereunder) except to the extent that such disclosure is necessary to establish that such Commitment, Advance, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (f) [Reserved]. (g) If any Lender (i) shall make demand for payment under Section 2.11(a), 2.11(b) or 2.14, (ii) shall deliver any notice to the Administrative Agent pursuant to Section 2.12 resulting in the suspension of certain obligations of the Lenders with respect to Term Benchmark Advances, (iii) does not consent to an amendment or waiver that requires the consent of all Lenders and has been approved by the Majority Lenders or (iv) is a Defaulting Lender, then (A) in the case of clause (i), within 60 days after such demand (if, but only if, the payment demanded under

-65- #94716785v22 Section 2.11(a), 2.11(b) or 2.14 has been made by the Borrower), (B) in the case of clause (ii), within 60 days after such notice (if such suspension is still in effect), (C) in the case of clause (iii), within 60 days after the date the Majority Lenders approve the applicable amendment or waiver or (D) in the case of clause (iv), at any time so long as such Lender continues to be a Defaulting Lender, as the case may be, the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, demand that such Lender assign in accordance with this Section 8.07 to one or more Eligible Assignees designated by the Borrower and reasonably acceptable to the Administrative Agent all (but not less than all) of such Lender’s rights and obligations hereunder within the next succeeding 30 days; provided that such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts). If any such Eligible Assignee designated by the Borrower shall fail to consummate such assignment on terms acceptable to such Lender, or if the Borrower shall fail to designate any such Eligible Assignee for all of such Lender’s Commitment and Advances, then such Lender may (but shall not be required to) assign such Commitment and Advances to any other Eligible Assignee in accordance with this Section 8.07 during such period. No replacement of a Defaulting Lender pursuant to this Section 8.07(g) shall be deemed to be a waiver of any right that the Borrower, the Administrative Agent or any other Lender may have against such Defaulting Lender. In the event that a Lender assigns any Term Benchmark Advances pursuant to this Section 8.07(g), such assignment shall be deemed to be a prepayment by the Borrower of such Term Benchmark Advances for purposes of Section 8.04(b). (h) [Reserved]. (i) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Bank”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Bank to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Advance that such Granting Bank would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Advance, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Advance, the Granting Bank shall be obligated to make such Advance pursuant to the terms hereof. The making of an Advance by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Advance were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 8.07, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Advance to the Granting Bank or to any financial institution (consented to by the Borrower and Administrative Agent, which consents shall be unreasonably withheld or delayed)

-66- #94716785v22 providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Advances and (ii) disclose on a confidential basis any non-public information relating to its Advances to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This Section 8.07(i) may not be amended in any manner which adversely affects a Granting Bank or an SPC without the written consent of such Granting Bank or SPC. (j) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 8.08 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 8.09 Consent to Jurisdiction; Certain Waivers. i) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND ANY UNITED STATES DISTRICT COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ii) EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT NOTHING CONTAINED IN THIS SENTENCE SHALL LIMIT ANY OF THE BORROWER’S INDEMNITY AND REIMBURSEMENT OBLIGATIONS TO ANY INDEMNITEE TO THE EXTENT SUCH INDEMNITEE IS ENTITLED TO INDEMNIFICATION WITH RESPECT TO THIRD PARTY CLAIMS. SECTION 8.10 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT

-67- #94716785v22 NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 8.11 Execution in Counterparts; Integration; Electronic Signatures. (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes all prior and contemporaneous agreements and understandings, oral or written, relating to the subject matter hereof. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, and/or (y) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 8.02), certificate, request, statement, disclosure or authorization related to this Agreement and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (c) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (d) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (a) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement and/or any Ancillary

-68- #94716785v22 Document shall have the same legal effect, validity and enforceability as any paper original, (b) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (c) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (d) waives any claim against any Lender for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 8.12 USA PATRIOT ACT NOTIFICATION. The following notification is provided to the Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318: IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for the Borrower: When the Borrower opens an account, the Administrative Agent and the Lenders will ask for the Borrower’s name, tax identification number and business address and other information that will allow the Administrative Agent and the Lenders to identify the Borrower. The Administrative Agent and the Lenders may also ask to see the Borrower’s legal organizational documents or other identifying documents. SECTION 8.13 No Advisory or Fiduciary Responsibility. In connection with all aspects of the transactions contemplated hereby (including in connection with any amendment, waiver or other modification hereof), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby; (ii) (A) the Administrative Agent, the Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) none of the Administrative Agent,

-69- #94716785v22 the Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein; and (iii) the Administrative Agent, the Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, the Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Arranger and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 8.14 [Reserved]. SECTION 8.15 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary herein or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under this Agreement, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any document executed in connection herewith; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 8.16 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena

-70- #94716785v22 or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a non- confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 8.17 Material Non-Public Information. iii) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 8.16 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON- PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. iv) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR ITS SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

-71- #94716785v22 SECTION 8.18 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Advance or Borrowing, together with all fees, charges and other amounts which are treated as interest on such Advance or Borrowing under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by a Lender holding such Advance or Borrowing in accordance with applicable law, the rate of interest payable in respect of such Advance or Borrowing hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Advance or Borrowing but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Advances or Borrowings or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender. SECTION 8.19 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 8.20 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 8.21 Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Advance, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Event of Default or Unmatured Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Advance or any fee or any other amount payable under this Agreement is outstanding and unpaid. SECTION 8.22 Acknowledgement Regarding Any Supported QFCs. To the extent that this Agreement provides support, through a guarantee or otherwise, for any swap agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the this Agreement and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

-72- #94716785v22 In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and this Agreement were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Signature Pages Follow]

[Signature Page to 364-Day Term Loan Credit Agreement] IN WITNESS WHEREOF, Borrower, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written. EXELON GENERATION COMPANY, LLC, as Borrower By: Name: Title:

[Signature Page to 364-Day Term Loan Credit Agreement] BARCLAYS BANK PLC, as Administrative Agent and Lender By: Name: Title: